Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended
	June 30, 2008	June 30, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$393	$399
Real Estate	109	110
Manufacturing	226	244
Other	11	11

Total Revenues	739	764

Costs and Expenses:
Cost of Goods Sold:
Timber	276	258
Real Estate	36	38
Manufacturing	240	236
Other	1	1

Total Cost of Goods Sold	553	533
Selling, General and Administrative	63	61

Total Costs and Expenses	616	594

Other Operating Income (Expense), net	3	1

Operating Income	126	171
Interest Expense, net	70	71

Income before Income Taxes	56	100
Benefit for Income Taxes	(13)	(3)

Income From Continuing Operations	69	103
Gain on Sale of Properties, net of tax	—	2

Net Income	$69	$105

Per Share Amounts:

Income From Continuing Operations per Share
- Basic	$0.40	$0.58
- Diluted	$0.40	$0.58

Net Income per Share
- Basic	$0.40	$0.59
- Diluted	$0.40	$0.59

Weighted Average Number of Shares Outstanding
- Basic	171.4	176.4
- Diluted	171.8	176.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	June 30, 2008	June 30, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$192	$190
Real Estate	57	71
Manufacturing	121	129
Other	6	5

Total Revenues	376	395

Costs and Expenses:
Cost of Goods Sold:
Timber	137	124
Real Estate	20	22
Manufacturing	128	123
Other	1	—

Total Cost of Goods Sold	286	269
Selling, General and Administrative	33	31

Total Costs and Expenses	319	300

Other Operating Income (Expense), net	—	(1)

Operating Income	57	94
Interest Expense, net	34	35

Income before Income Taxes	23	59
Provision (Benefit) for Income Taxes	(8)	1

Income from Continuing Operations	31	58

Gain on Sale of Properties, net of tax	—	2

Net Income	$31	$60

Per Share Amounts:

Income from Continuing Operations per Share
Net Income per Share - Basic	$0.18	$0.33
Net Income per Share - Diluted	$0.18	$0.33

Net Income per Share
- Basic	$0.18	$0.34
- Diluted	$0.18	$0.34

Weighted Average Number of Shares Outstanding
- Basic	171.1	175.7
- Diluted	171.6	176.1

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2008	December 31, 2007
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$125	$240
Accounts Receivable	44	33
Like-Kind Exchange Funds Held in Escrow	61	—
Inventories	71	82
Deferred Tax Asset	7	7
Real Estate Development Properties	3	5
Assets Held for Sale	61	64
Other Current Assets	25	25

	397	456

Timber and Timberlands, net	3,908	3,949
Property, Plant and Equipment, net	182	202
Investment in Grantor Trusts (at Fair Value)	25	27
Other Assets	36	30

Total Assets	$4,548	$4,664

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$150	$147
Accounts Payable	42	48
Interest Payable	27	29
Wages Payable	16	25
Taxes Payable	17	23
Deferred Revenue	22	13
Other Current Liabilities	19	18

	293	303

Long-Term Debt	2,020	1,820
Line of Credit	369	556
Deferred Tax Liability	12	20
Other Liabilities	76	64

Total Liabilities	2,770	2,763

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 171.1 at June 30, 2008, and 172.3 at December 31, 2007	2	2
Additional Paid-In Capital	2,208	2,204
Retained Earnings	127	202
Treasury Stock, at cost, Common Shares - 15.9 at June 30, 2008, and 14.6 at December 31, 2007	(560)	(509)
Accumulated Other Comprehensive Income	1	2

Total Stockholders’ Equity	1,778	1,901

Total Liabilities and Stockholders’ Equity	$4,548	$4,664

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2008	June 30, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$69	$105
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2008)	76	65
Basis of Real Estate Sold	22	23
Expenditures for Real Estate Development	(5)	(6)
Deferred Income Taxes	(8)	(5)
Gain on Sales of Properties and Other Assets	(3)	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	18	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(61)	(58)
Other Working Capital Changes	(17)	(14)
Other	3	3

Net Cash Provided By Operating Activities	94	111

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(29)	(33)
Timberlands Acquired	(1)	(9)
Other	—	4

Net Cash Used In Investing Activities	(30)	(38)

Cash Flows From Financing Activities:
Dividends	(144)	(149)
Borrowings on Line of Credit	755	1,596
Repayments on Line of Credit	(942)	(1,832)
Proceeds from Issuance of Long-Term Debt	250	350
Principal Payments and Retirement of Long-Term Debt	(47)	(99)
Proceeds from Stock Option Exercises	1	6
Acquisition of Treasury Stock	(51)	(111)
Other	(1)	—

Net Cash Used In Financing Activities	(179)	(239)

Decrease In Cash and Cash Equivalents	(115)	(166)
Cash and Cash Equivalents:
Beginning of Period	240	273

End of Period	$125	$107

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	June 30, 2008	June 30, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$31	$60
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2008)	43	32
Basis of Real Estate Sold	12	14
Expenditures for Real Estate Development	(2)	(4)
Deferred Income Taxes	(6)	(2)
Gain on Sale of Properties and Other Assets	—	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	18	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(30)	(48)
Other Working Capital Changes	22	17
Other	7	6

Net Cash Provided By Operating Activities	95	73

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(16)	(22)
Timberlands Acquired	—	(9)
Proceeds from Sales of Properties and Other Assets	—	2

Net Cash Used In Investing Activities	(16)	(29)

Cash Flows From Financing Activities:
Dividends	(72)	(74)
Borrowings on Line of Credit	278	947
Repayments on Line of Credit	(278)	(1,255)
Proceeds from Issuance of Long-Term Debt	—	350
Principal Payments and Retirement of Long-Term Debt	—	(27)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	—	(89)
Other	(1)	—

Net Cash Used In Financing Activities	(72)	(147)

Increase (Decrease) In Cash and Cash Equivalents	7	(103)
Cash and Cash Equivalents:
Beginning of Period	118	210

End of Period	$125	$107

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months 2008	Six Months 2007
	(In Millions)
Revenues:
Northern Resources	$168	$178
Southern Resources	250	253
Real Estate	109	110
Manufacturing	226	244
Other	11	11
Eliminations	(25)	(32)

Total Revenues	$739	$764

Operating Income (Loss)
Northern Resources	$21	$33
Southern Resources	74	87
Real Estate	68	68
Manufacturing	(20)	1
Other	10	10
Other Costs and Eliminations	(27)	(28)

Total Operating Income	$126	$171

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Second Quarter 2008	Second Quarter 2007
	(In Millions)
Revenues:
Northern Resources	$74	$79
Southern Resources	128	126
Real Estate	57	71
Manufacturing	121	129
Other	6	5
Eliminations	(10)	(15)

Total Revenues	$376	$395

Operating Income (Loss)
Northern Resources	$7	$14
Southern Resources	37	41
Real Estate	35	47
Manufacturing	(11)	2
Other	5	5
Other Costs and Eliminations	(16)	(15)

Total Operating Income	$57	$94

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2008			2007
		1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$29	$26	$27	$32	$31	$31	$30	$31
Pulpwood	$/Ton Stumpage	$10	$10	$10	$9	$9	$9	$9	$9

Northern Resources
Sawlog	$/Ton Delivered	$67	$68	$67	$71	$76	$76	$71	$73
Pulpwood	$/Ton Delivered	$39	$43	$41	$37	$38	$36	$38	$37

Lumber (1)	$/MBF	$366	$367	$367	$390	$400	$405	$410	$400
Plywood (1)	$/MSF	$398	$404	$401	$398	$407	$416	$399	$405
Fiberboard (1)	$/MSF	$591	$600	$596	$490	$529	$542	$538	$525

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,459	1,666	3,125	1,681	1,691	1,639	1,401	6,412
Pulpwood	1,000 Tons	1,976	2,221	4,197	1,954	1,901	1,841	2,020	7,716

Total Harvest		3,435	3,887	7,322	3,635	3,592	3,480	3,421	14,128

Northern Resources
Sawlog	1,000 Tons	978	739	1,717	960	789	821	1,032	3,602
Pulpwood	1,000 Tons	738	504	1,242	819	527	635	645	2,626

Total Harvest		1,716	1,243	2,959	1,779	1,316	1,456	1,677	6,228

Lumber	MBF	69,596	83,477	153,073	95,265	95,701	82,217	77,248	350,431
Plywood	MSF	68,746	68,616	137,362	72,582	72,454	69,796	62,614	277,446
Fiberboard	MSF	58,784	63,205	121,989	64,872	65,938	64,039	59,179	254,028

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2008			2007
	1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	17,145	13,215	30,360	8,645	21,255	30,735	16,895	77,530
Large Non-strategic	—	—	—	—	—	—	99,325	99,325
Conservation	1,015	595	1,610	4,210	480	2,650	24,505	31,845
HBU/Recreation	10,635	11,785	22,420	3,750	8,695	10,400	14,220	37,065
Development Properties	65	700	765	45	595	890	3,760	5,290
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	28,860	26,295	55,155	16,650	31,025	44,675	158,705	251,055

Price per Acre
Small Non-strategic	$1,180	$1,285	$1,225	$1,445	$1,295	$1,400	$1,510	$1,400
Large Non-strategic	—	—	—	—	—	—	$705	$705
Conservation	$395	$1,555	$820	$1,740	$6,660	$2,150	$1,080	$1,340
HBU/Recreation	$2,875	$2,740	$2,805	$4,300	$3,150	$3,675	$3,315	$3,475
Development Properties	$5,825	$9,630	$9,300	$22,045	$21,260	$8,410	$7,640	$9,440
Conservation Easements	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$20	$17	$37	$13	$28	$43	$26	$110
Large Non-strategic	—	—	—	—	—	—	$70	$70
Conservation	—	$1	$1	$7	$3	$6	$26	$42
HBU/Recreation	$31	$32	$63	$16	$27	$38	$47	$128
Development Properties	—	$7	$7	$1	$13	$7	$29	$50
Conservation Easements	—	—	—	—	—	—	—	—

	$52	$57	$109	$37	$71	$94	$198	$400

Proceeds from Joint Ventures(1)	—	—	—	$2	—	—	—	$2

Basis of Real Estate Sold (2)	$10	$13	$23	$9	$14	$22	$63	$108
($ millions)

(1)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)

(2)	Includes $26 million in the fourth quarter 2007 for a large, non-strategic sale